UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549
                            FORM 8-K
                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2007


                               VALCOM, INC.
	    --------------------------------------------------
            (Exact name of Registrant as specified in charter)


	  DELAWARE               000-28416            58-1700840
---------------------------- ----------------	----------------------
(State or other jurisdiction (Commission File      (IRS Employer
     of incorporation)            Number)       Identification Number)


                        2525 North Naomi Street
                       Burbank, California 91504
             (Address of principal executive offices)
    Registrant's telephone number, including area code: (818) 848-5800

               920 South Commerce Street, Las Vegas, Nevada 89106
     (Former name or former address, if changed since last report)


ITEM 8.1. OTHER EVENTS


The   Company's  Change  of  address  from 920 South Commerce Street,
Las Vegas, to 2525 North Naomi Street, Burbank, California 91504



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2007

                                        VALCOM, INC.

                                        By: /s/ VINCE VELLARDITA
                                        ----------------------------
                                        VINCE VELLARDITA
                                        PRESIDENT